UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

OREGON STEEL MILLS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9887	94-0506370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 S.W. Broadway, Suite 2200; Portland, Oregon		97205

(Address of principal executive offices)		(Zip code)

(503) 223-9228

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

On February 28, 2006, the Company issued a press release announcing its financial results for the quarter ended December 31, 2005.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company provides in the press release certain non-GAAP financial measures, including: (1) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (2) EBITDA as adjusted for special items; (3) operating income before special items; and (4) net income before special items.  “GAAP” refers to accounting principles generally accepted in the United States.  The press release contains a reconciliation table of items 1 and  2 above to the most directly comparable GAAP measures.  The Company believes the non-GAAP measure in item 1 above is useful to investors because it is a basis upon which the Company assesses its financial performance, it provides useful information regarding the Company’s ability to service its debt and it is a commonly used financial analysis tool for measuring and comparing companies in several areas of liquidity, operating performance and leverage.  The Company believes the non-GAAP measures in items 2, 3 and 4 are useful to investors when comparing prior periods because it believes the excluded items are nonrecurring.  The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance.  A reconciliation table of items 3 and 4 above is set forth below.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies or the definition used in any of our debt agreements.

	Three Months Ended

(in thousands)	December 31, 2005	December 31, 2004

	(unaudited)
Operating income	$57,546	$55,420
Add back (subtract):
Labor dispute settlement charges	—	1,952
Fixed and other asset impairment charges	15,183	—
Gain on Napa real estate	(26,312)	—

Operating income before special items	$46,417	$57,372

	Three Months Ended

(in thousands)	December 31, 2005	December 31, 2004

	(unaudited)
Special items:
Labor dispute settlement charges	$—	$1,952
Fixed and other asset impairment charges	15,183	—
Gain on Napa real estate	(26,312)	—

	(11,129)	1,952
Fourth quarter effective income tax rate	36%	1%
Special items, net of taxes	(7,111)	1,925
Net income	32,980	44,766

Net income before special items	$25,869	$46,691

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description

99.1	Oregon Steel Mills, Inc. Company Press Release dated February 28, 2006, announcing financial results for the quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREGON STEEL MILLS, INC.
(Registrant)

Date: February 28, 2006	By:	/s/ Robin A. Gantt

Robin A. Gantt
Corporate Controller
(Principal Accounting Officer)